UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2009. The net asset value at that date was $7.82 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the Fund's closing price on the NYSE was $7.18. The total returns, including income, for the Fund and the comparative benchmarks were:

Six Months Ended June 30, 2009
Cohen & Steers Total Return Realty Fund at Market Value[a]	1.91%
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	–3.45%
FTSE NAREIT Equity REIT Index[b]	–12.21%
S&P 500 Index[b]	3.16%
Blended benchmark—80% FTSE NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	–6.85%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investment Review

U.S. real estate securities declined in the six-month period, although they were subject to strong swings in sentiment and performance. REITs entered 2009 with positive momentum from December's rally but quickly sold off as concerns about the economy and banking system took a disproportionate toll on the asset class. The new administration's proposed stimulus package failed to ignite markets when details suggested that the spending would occur slowly. Economic news remained negative.

a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Property stocks continued their downward trend in February as investors reacted unfavorably to the proposed budget and the lack of specifics on how the government would address the banking crisis. In this environment, real estate securities were positively correlated with troubled financial institutions. Although volatility remained high, conditions for REITs improved in March with greater clarity on the path the U.S. government was taking to improve the equity and liquidity of the financial system. Citigroup jump-started a broad market rally on March 9 when it announced that it expected to be profitable for the first two months of 2009.

Recapitalization comes to the United States

In late March, mall owner Simon Property Group and warehouse operator AMB Property recapitalized, raising $1.2 billion and $500 million, respectively, in the capital markets to strengthen their balance sheets and meet debt maturities. The capital raisings, which followed the earlier success of Australian and U.K. property companies, reassured investors that REITs would survive the current economic downturn and, in a growing number of instances, thrive. In total, U.S. REITs raised $16.8 billion between March and June. Cohen & Steers was instrumental in several capital raisings, and was a cornerstone investor in many of them.

The second quarter saw a continued rally in the broad equity markets but with a distinct acceleration and outperformance by real estate securities (REITs rose 28.9% in the quarter, compared with a total return of 15.9% for the S&P 500 Index). Re-equitization lifted property shares and also encouraged the REIT unsecured bond market; spreads tightened and the market reopened as an additional capital source. Investors were undeterred by General Growth Properties' bankruptcy. The former blue-chip REIT filed for Chapter 11 on April 16 and the market rose. The company's plight had been telegraphed for months. We did not have a position in the company during the period.

REIT performance leveled off from April's blistering pace, although the stream of recapitalizations continued. While earlier capital raisings focused on strengthening balance sheets and meeting debt maturities, some of the more recent activity was undertaken with an eye toward distressed acquisition opportunities, notably Simon, which raised an additional $1.7 billion for that stated purpose.

REIT preferred securities had gains

Real estate preferred securities also bounced off multi-year lows in early March, likewise spurred by signs of economic stabilization and recapitalizations. The group finished the period in positive territory, with a total return of +14.8% for the six months, as measured by the Merrill Lynch REIT Preferred Index. REIT preferreds were under heavy selling pressure in late 2008, in part due to tax-related selling, and did not fall as much as REIT common shares in the first quarter of 2009.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Fund performance

The Fund had a decline in its net asset value in the period, although it outperformed its NAREIT benchmark. The Fund's allocation to REIT preferred securities (which are not included in the NAREIT index) posted strong returns in both absolute terms and compared with the broad REIT preferred market. Our underweight in troubled shopping center REITs (the sector returned –24.2% within the index) also contributed to performance, as did our stock selection in the office/industrial (–0.8%) and health care (–12.6%) sectors.

Factors that detracted from relative performance included our lack of investment in the specialty sector (–1.7%). Stock selection in regional mall REITs also hindered performance, as did our underweight in the hotel sector (+7.9%).The Fund did not fully participate in the share price appreciation of several hotel companies that recapitalized in the second quarter. We had been underweight hotel REITs because their short-term leases are vulnerable to economic downturns and cut-backs in business and leisure travel.

The Fund's market price had a modestly positive return in the period, rising 1.9%. This reflected a general trend of a narrowing in closed-end funds' discounts to their underlying net asset values. Discounts for most funds reached historically wide levels in 2008, but narrowed considerably in the first half of 2009.

Investment Outlook

We are closely monitoring the flow of economic data, and it is our view that the economy will surprise to the upside later this year, possibly in the fourth quarter, and follow through into 2010.

REIT capital raisings will likely resume again later this year after June's pause, as companies continue to take advantage of a receptive market. We had expected to see increased instances of distressed selling at this point in the deleveraging cycle, but the greater access to capital has given private property owners and their lenders time to explore alternatives. We continue to believe that phase will come, and that companies with the balance sheet capacity will be in a position to play offense when these buying opportunities present themselves. As such, these companies and those fundamentally positioned for a better-than-expected recovery remain our primary focus.

Although it is our view that REIT preferreds can rise from current levels in six to 12 months, while providing attractive income along the way, we expect to see periods of price volatility as investors react to economic and corporate earnings news. Believing that a full recovery in preferreds could be slow, we favor a high income component in the total return equation.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN

Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

JUNE 30, 2009

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$5,515,713	7.5%
Vornado Realty Trust	3,780,989	5.2
Boston Properties	3,592,478	4.9
Public Storage	3,179,709	4.3
HCP	2,882,963	3.9
Host Hotels & Resorts	2,752,239	3.8
Equity Residential	2,072,926	2.8
ProLogis	1,928,838	2.6
Mack-Cali Realty Corp.	1,746,982	2.4
Liberty Property Trust	1,502,208	2.1

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

		Number of Shares	Value
COMMON STOCK	73.7%
DIVERSIFIED	6.2%
Brookfield Properties Corp.		44,501	$354,673
Vornado Realty Trust		83,966	3,780,989
Washington REIT		16,700	373,579
			4,509,241
HEALTH CARE	11.1%
Brookdale Senior Living		45,100	439,274
Cogdell Spencer		105,804	453,899
HCP		136,053	2,882,963
Health Care REIT		35,300	1,203,730
LTC Properties		21,011	429,675
Nationwide Health Properties		25,054	644,890
Omega Healthcare Investors		49,600	769,792
Ventas		44,388	1,325,426
			8,149,649
HOTEL	3.8%
Host Hotels & Resorts		328,038	2,752,239
INDUSTRIAL	4.6%
AMB Property Corp.		66,290	1,246,915
EastGroup Properties		5,487	181,181
ProLogis		239,310	1,928,838
			3,356,934
MORTGAGE	0.6%
MFA Financial		59,600	412,432
OFFICE	13.3%
BioMed Realty Trust		81,646	835,238
Boston Properties		75,314	3,592,478
Brandywine Realty Trust		49,485	368,663
Kilroy Realty Corp.		47,528	976,225
Liberty Property Trust		65,200	1,502,208
Mack-Cali Realty Corp.		76,622	1,746,982
SL Green Realty Corp.		33,136	760,140
			9,781,934

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	1.6%
Highwoods Properties		36,400	$814,268
PS Business Parks		7,700	372,988
			1,187,256
RESIDENTIAL	10.8%
APARTMENT	10.1%
American Campus Communities		27,390	607,510
Apartment Investment & Management Co.		85,694	758,392
AvalonBay Communities		24,387	1,364,209
Camden Property Trust		19,200	529,920
Education Realty Trust		56,900	244,101
Equity Residential		93,249	2,072,926
Home Properties		23,122	788,460
UDR		99,976	1,032,752
			7,398,270
MANUFACTURED HOME	0.7%
Equity Lifestyle Properties		14,400	535,392
TOTAL RESIDENTIAL			7,933,662
SELF STORAGE	6.0%
Public Storage		48,560	3,179,709
Sovran Self Storage		33,400	821,640
U-Store-It Trust		75,200	368,480
			4,369,829
SHOPPING CENTER	15.7%
COMMUNITY CENTER	6.9%
Federal Realty Investment Trust		17,626	908,092
Inland Real Estate Corp.		56,300	394,100
Kimco Realty Corp.		113,524	1,140,916
Regency Centers Corp.		35,187	1,228,378
Weingarten Realty Investors		93,450	1,355,959
			5,027,445

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
FREE STANDING	0.4%
National Retail Properties		18,901	$327,932
REGIONAL MALL	8.4%
Macerich Co.		37,886	667,173
Simon Property Group		107,247	5,515,713
			6,182,886
TOTAL SHOPPING CENTER			11,538,263
TOTAL COMMON STOCK (Identified cost—$56,508,355)			53,991,439
PREFERRED SECURITIES—$25 PAR VALUE	18.6%
INSURANCE	0.5%
Allianz SE, 8.375%		16,000	359,200
REAL ESTATE	17.5%
DIVERSIFIED	2.5%
Duke Realty Corp., 8.375%, Series O		35,000	614,600
Lexington Realty Trust, 7.55%, Series D		16,500	196,350
Vornado Realty Trust, 6.625%, Series G		19,975	366,541
Vornado Realty Trust, 6.625%, Series I		35,000	646,450
			1,823,941
HEALTH CARE	1.4%
Health Care REIT, 7.625%, Series F		24,100	519,355
Health Care REIT, 7.50%, Series G		20,000	539,000
			1,058,355
HOTEL	0.3%
Hospitality Properties Trust, 7.00%, Series C		16,000	248,000
INDUSTRIAL	0.6%
AMB Property Corp, 6.75%, Series M		23,884	433,375
OFFICE	0.8%
BioMed Realty Trust, 7.375%, Series A		32,800	571,376
OFFICE/INDUSTRIAL	0.9%
PS Business Parks, 6.70%, Series P		37,100	651,105

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
RESIDENTIAL—APARTMENT	3.4%
Apartment Investment & Management Co., 9.375%, Series G		48,200	$986,172
Apartment Investment & Management Co., 7.75%, Series U		50,000	835,500
Equity Residential, 6.48%, Series N		15,000	279,900
Mid-America Apartment Communities, 8.30%, Series H		17,300	394,440
			2,496,012
SELF STORAGE	1.5%
Public Storage, 6.18%, Series D		13,200	245,520
Public Storage, 7.25%, Series I		15,080	326,030
Public Storage, 6.625%, Series M		25,000	499,250
			1,070,800
SHOPPING CENTER	5.4%
COMMUNITY CENTER	4.5%
Kimco Realty Corp., 7.75%, Series G		40,025	826,516
Regency Centers Corp., 7.45%, Series C		44,500	879,320
Regency Centers Corp., 7.25%, Series D		19,020	362,521
Saul Centers, 8.00%, Series A		18,700	375,870
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[a]		4,000	348,020
Weingarten Realty Investors, 6.50%, Series F		34,028	531,858
			3,324,105
REGIONAL MALL	0.9%
CBL & Associates Properties, 7.75%, Series C		16,000	228,000
Simon Property Group, 8.375%, Series J ($50 par value)		8,130	424,549
			652,549
TOTAL SHOPPING CENTER			3,976,654
SPECIALTY	0.7%
Digital Realty Trust, 8.50%, Series A		10,700	235,400
Digital Realty Trust, 7.875%, Series B		13,200	275,220
			510,620
TOTAL REAL ESTATE			12,840,238

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares		Value
TELECOMMUNICATION SERVICES	0.6%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A			20,000	$411,000
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$16,014,678)				13,610,438
PREFERRED SECURITIES—CAPITAL SECURITIES	3.0%
BANK	0.6%
JPMorgan Chase, 7.90%, due 4/29/49			500,000	438,765
INSURANCE—PROPERTY CASUALTY	1.3%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ab			1,000,000	561,016
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ab			500,000	360,602
				921,618
PIPELINES	1.1%
Enterprise Products Operating LP, 8.375%, due 8/1/66			1,000,000	805,998
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$2,900,814)				2,166,381
		Principal Amount
CORPORATE BONDS	1.5%
REAL ESTATE	1.5%
HEALTH CARE	0.6%
HCP, 6.70%, due 1/30/18			$500,000	435,023
INDUSTRIAL	0.9%
ProLogis International Funding, 5.875%, due 10/23/14[c]		EUR	750,000	694,410
TOTAL CORPORATE BONDS (Identified cost—$658,500)				1,129,433

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	2.4%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.001%[d]		185,122	$185,122
Federated U.S. Treasury Cash Reserves Fund, 0.00%[d]		800,000	800,000
Fidelity Institutional Money Market Treasury Only Fund, 0.13%[d]		800,000	800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,785,122)			1,785,122
TOTAL INVESTMENTS (Identified cost—$77,867,469)	99.2%		72,682,813
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8%		580,465
NET ASSETS (Equivalent to $7.82 per share based on 9,374,179 shares of common stock outstanding)	100.0%		$73,263,278

Glossary of Portfolio Abbreviations

EUR  Euro

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.5% of net assets of the Fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equals 1.3% of net assets of the Fund.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.9% of net assets.

d  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$77,867,469)	$72,682,813
Cash	63,339
Receivable for:
Dividends and interest	501,514
Investment securities sold	399,534
Other assets	14,122
Total Assets	73,661,322
LIABILITIES:
Payable for:
Dividends declared	157,279
Investment securities purchased	114,967
Investment advisory fees	42,943
Directors' fees	1,905
Other liabilities	80,950
Total Liabilities	398,044
NET ASSETS	$73,263,278
NET ASSETS consist of:
Paid-in-capital	$91,418,506
Dividends in excess of net investment income	(932,274)
Accumulated net realized loss	(12,038,400)
Net unrealized depreciation	(5,184,554)
$73,263,278
NET ASSET VALUE PER COMMON SHARE:
($73,263,278 ÷ 9,374,179 shares outstanding)	$7.82
MARKET PRICE PER COMMON SHARE	$7.18
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(8.18)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividend income (net of $482 of foreign withholding tax)	$1,624,116
Interest income	233,024
Total Income	1,857,140
Expenses:
Investment advisory fees	233,374
Professional fees	41,187
Shareholder reporting expenses	34,402
Directors' fees and expenses	25,702
Custodian fees and expenses	23,507
Transfer agent fees and expenses	12,836
Administration fees	12,682
Miscellaneous	17,031
Total Expenses	400,721
Net Investment Income	1,456,419
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(10,369,483)
Options	170,163
Foreign currency transactions	(13,535)
Net realized loss	(10,212,855)
Net change in unrealized depreciation on:
Investments	5,383,188
Foreign currency translations	612
Net change in unrealized depreciation	5,383,800
Net realized and unrealized loss	(4,829,055)
Net Decrease in Net Assets Resulting from Operations	$(3,372,636)

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Change in Net Assets:
From Operations:
Net investment income	$1,456,419	$4,139,796
Net realized loss	(10,212,855)	(150,818)
Net change in unrealized appreciation/(depreciation)	5,383,800	(42,494,148)
Net decrease in net assets resulting from operations	(3,372,636)	(38,505,170)
Dividends and Distributions to Shareholders from:
Net investment income	(2,575,541)	(3,877,189)
Net realized gain	—	(1,641,157)
Tax return of capital	—	(7,022,699)
Total dividends and distributions to shareholders	(2,575,541)	(12,541,045)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	93,884	1,351,280
Total decrease in net assets	(5,854,293)	(49,694,935)
Net Assets:
Beginning of period	79,117,571	128,812,506
End of period[a]	$73,263,278	$79,117,571

a  Includes dividends in excess of net investment income and undistributed net investment income of $932,274 and $186,848, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.45	$13.93	$19.74	$18.01	$19.72	$16.99
Income from investment operations:
Net investment income	0.16	0.44	0.52 [a]	0.52	0.49 [b]	0.64
Net realized and unrealized gain (loss)	(0.51)	(4.58)	(3.64)	4.16	0.67	3.24
Total income (loss) from investment operations	(0.35)	(4.14)	(3.12)	4.68	1.16	3.88
Less dividends and distributions to shareholders from:
Net investment income	(0.28)	(0.41)	(0.52)	(0.53)	(0.49)	(0.64)
Net realized gain	—	(0.18)	(1.52)	(2.02)	(1.90)	(0.35)
Tax return of capital	—	(0.76)	(0.65)	(0.40)	(0.48)	(0.16)
Total dividends and distributions to shareholders	(0.28)	(1.35)	(2.69)	(2.95)	(2.87)	(1.15)
Anti-dilutive effect from the issuance of shares	—	0.01	—	—	—	—
Net increase (decrease) in net asset value	(0.63)	(5.48)	(5.81)	1.73	(1.71)	2.73
Net asset value, end of period	$7.82	$8.45	$13.93	$19.74	$18.01	$19.72
Market value, end of period	$7.18	$7.35	$13.19	$20.32	$18.53	$20.12
Total net asset value return[c]	–3.45%[d]	–32.15%	–15.92%	26.68%	5.37%	23.65%
Total market value return[c]	1.91%[d]	–37.72%	–22.60%	26.74%	6.25%	20.83%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$73.3	$79.1	$128.8	$182.6	$166.5	$182.4
Ratio of expenses to average daily net assets	1.20%[e]	1.00%	0.92%	0.88%	0.91%	0.92%
Ratio of net investment income to average daily net assets	4.37%[e]	3.62%	2.48%	2.70%	2.56%	3.62%
Portfolio turnover rate	51%[d]	33%	29%	18%	15%	3%

a  5.6% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is maximum total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Staff Position No. 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"), effective June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$53,991,439	$53,991,439	$—	—
Preferred Securities—$25 Par Value— Shopping Center	3,976,654	3,628,634	348,020	—
Preferred Securities—$25 Par Value— Other Industries	9,633,784	9,633,784	—	—
Preferred Securities—Capital Securities	2,166,381	—	2,166,381	—
Corporate Bonds	1,129,433	—	1,129,433	—
Money Market Funds	1,785,122	—	1,785,122	—
Total Investments	$72,682,813	$67,253,857	$5,428,956	—

Included in the table above are $694,410 of corporate bonds which were fair valued pursuant to the Fund's fair value procedures. The fair value price considered current day transaction prices, transaction volume and comparability of transaction. The volume and level of activity had not decreased significantly and therefore, the transactions were deemed to be orderly.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write covered call options on an index or a security with the intention of earning option premiums. Option premiums generate current income and may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund unless the shareholder has elected to have them paid in cash.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2009, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed Funds and the return from investment assets purchased with such Funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim. The Fund had no borrowings during the six months ended June 30, 2009.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

  Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment advisory agreement, the Fund pays the advisor an investment advisory fee, accrued daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily net assets.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $588 from the Fund for the six months ended June 30, 2009.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $33,329,287 and $34,622,887, respectively.

Transactions in options written during the six months ended June 30, 2009, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2008	—	$—
Options written	113,370	240,483
Options expired	(112,355)	(127,343)
Options terminated in closing transactions	(800)	(99,200)
Options exercised	(215)	(13,940)
Options outstanding at June 30, 2009	—	$—

Note 4. Income Tax Information

As of June 30, 2009, the federal tax cost and net unrealized depreciation on securities were as follows:

Gross unrealized appreciation	$7,227,094
Gross unrealized depreciation	(12,411,750)
Net unrealized depreciation	$(5,184,656)
Cost for federal income tax purposes	$77,867,469

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund issued 15,726 and 109,294 shares of common stock, respectively, for the reinvestment of dividends.

On June 12, 2008, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's shares outstanding ("Share Repurchase Program") through the fiscal year ended December 31, 2008. On December 17, 2008, the Board of Directors authorized the continuation of the Share Repurchase Program through fiscal year ending December 31, 2009. During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund did not effect any repurchases.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. Derivative Investments

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires funds to disclose information intended to enable financial statement users to understand how and why the fund uses derivative instruments, how derivative instruments are accounted for under FAS 133 and how derivative instruments affect the company's financial position, results of operations, and cash flows. All changes to disclosure have been made in accordance with FAS 161 and incorporated for the current period as part of the Notes to Financial Statements.

Fair Values of Derivative Instruments as of June 30, 2009

Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation
Written Options	Net Realized and Unrealized Gain (Loss)	$170,163	—

Note 8. Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165), effective for interim or annual periods ending after June 15, 2009. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

With regard to the Fund's financial statements, subsequent to June 30, 2009 and through August 18, 2009, there have been no recognized subsequent events (subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet) nor have there been any nonrecognized subsequent events (subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet but before the financial statements are issued or are available to be issued).

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund shareholders voted on the following proposals at the annual meeting held on April 30, 2009. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	7,250,304	674,259
Robert H. Steers	7,293,165	631,398
C. Edward Ward, Jr.	7,283,273	641,291

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2009) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (09/27/93)	One Year	Five Years	Ten Years	Since Inception (09/27/93)
–32.55%	–2.65%	5.53%	6.83%	–43.72%	–4.20%	4.16%	5.77%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Board of Directors, at its June 9-10, 2009 meeting, approved that the Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the investment advisor may seek to use these kinds of transactions to further the Fund's investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as "Derivatives Transactions."

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance, effecting a form of investment leverage on the Fund's portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the investment advisor to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund's portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter ("OTC") derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RFI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

JUNE 30, 2009

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 28, 2009